SCUDDER
                                                                     INVESTMENTS


Scudder Target 2011 Fund

Supplement to Currently Effective
Prospectus Dated December 1, 2001
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The following information replaces the disclosure for Scudder Target 2011 Fund in "The portfolio managers" section of the prospectus.

The following people handle the day-to-day management of the fund.


  Kathleen Millard
  Lead Portfolio Manager
   o Began investment career in 1983
   o Joined the advisor in 1991
   o Joined the fund team in 2002

  Gregory S. Adams
   o Began investment career in 1987
   o Joined the advisor in 1999
   o Joined the fund team in 2002

  Ronald Tesmond
   o Began investment career in 1996
   o Joined the advisor in 1996
   o Joined the fund team in 2001


February 4, 2002